SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report June 24, 2003

LNR PROPERTY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13223	65-0777234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Washington Avenue, Suite 800, Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

(305) 695-5500

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description of Document

99.1	Press release issued by LNR Property Corporation on June 23, 2003.

Item 9. Regulation FD Disclosure (including information furnished under Item 12).

On June 23, 2003, LNR Property Corporation issued a press release in which, among other things, it announced its earnings expectations for the quarter ended May 31, 2003.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2003

By:	/s/ SHELLY RUBIN
	Name: Title:	Shelly Rubin Vice President and Chief Financial Officer (Principal Financial Officer)

3

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release issued by LNR Property Corporation on June 23, 2003

4